EXHIBIT 32.1

Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Report on Form 10-QSB of Total Luxury Group, Inc. (the "Company") for the six month period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sandy J. Masselli, Jr., as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Sandy J. Masselli, Jr.
                                       --------------------------
                                       Sandy J. Masselli, Jr.,
                                       Chief Executive Officer

                                       Date: November 20, 2006